SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
January 3, 2020

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34261	84-1010843
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

9800 Pyramid Court, Suite 400, Englewood, Colorado 80112

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EVOL	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

ITEM 3.01                                  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On January 3, 2020, the Nasdaq Stock Market (“Nasdaq”) notified Evolving Systems, Inc. (the “Company”), that it no longer complies with Rule 5550(a)(2) (the “Minimum Bid Price Rule”), as the bid price of the Company’s shares of common stock (“Common Stock”) closed below the minimum $1.00 per share for the 30 consecutive business days prior to the date of the letter. In accordance with Rule 5810(c)(3)(A), the Company will be provided 180 calendar days, or until July 1, 2020, to regain compliance with the Minimum Bid Price Rule. The Company may regain compliance with the Minimum Bid Price Rule if the bid price of the Common Stock closes at $1.00 per share or more for a minimum of 10 consecutive business days at any time before July 1, 2020.

The Nasdaq letter further states that if compliance with the Minimum Bid Price Rule cannot be demonstrated by July 1, 2020 and, except for the bid price requirement, the Company meets all other initial listing standards for The Nasdaq Capital Market set forth in Marketplace Rule 5505, then the Company may be granted an additional 180 calendar day period in which to demonstrate compliance with the Minimum Bid Price Rule. If the Company does not regain compliance with the Minimum Bid Price Rule prior to July 1, 2020 and is not eligible for the additional compliance period, then Nasdaq will notify the Company that the Common Stock will be subject to delisting. At such time, the Company may appeal Nasdaq’s delisting determination.

Management has confidence in the Company’s underlying business fundamentals and plans to take advantage of the next 180 days to attempt to regain compliance with the Minimum Bid Price Rule.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 9, 2020

Evolving Systems, Inc.

By:	/s/ MARK P. SZYNKOWSKI
Mark P. Szynkowski
Senior Vice President of Finance